Webcast Presentation July 28, 2016 Q2 2016 Earnings

2 Q2 2016 Earnings Webcast, 7/28/16 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; product, labor or other cost fluctuations; supply chain disruptions or loss of key suppliers; expansion of business activities; exchange rate fluctuations; tax law changes or challenges to tax matters; increase in competition; risks related to acquisitions, including the integration of acquired businesses; litigation, disputes, contingencies or claims; legal or regulatory matters; debt levels, terms, financial market conditions or interest rate fluctuations; goodwill or intangible asset impairment; common stock dilution; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2015 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

3 Q2 2016 Earnings Webcast, 7/28/16 Q2 2016 Highlights …performance in line with outlook • Reported sales were flat • Organic sales were down 3% in the US and down 3% in Canada • Adjusting for Easter holiday, April organic sales were down 5% • Oil & gas sales were down ~25% • Gross margin was flat • Operating margin and EPS were in line with expectations • Strong free cash flow of over 100% of net income • July organic sales down mid- single digits month-to-date 1.6 6.0 6.7 8.1 3.2 (3.0) (5.3) (7.6) (6.7) (3.1) Organic Growth (%) Apr (3)% May (3)% Jun (4)% Note: See appendix for non-GAAP reconciliations. Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2014 2015 Q1 2016 Q2

Industrial End Market

Organic Sales Growth versus Prior Year


37%
Industrial
• Global Accounts
• Integrated Supply
• OEM
• General Industrial


(1.8%)
(7.8%)
(10.9%)
(13.6%)
(13.7%)
(10.1%)
2015
(8.6%)
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

Note: See appendix for non-GAAP reconciliations.

- Q2 2016 Sales
  - Organic sales down 10% versus prior year (down 9% in the U.S. and down 21% in Canada in local currency)
  - Up 2% sequentially
  - Sales declines driven by oil and gas, metals and mining, and OEM customers
- Headwinds remain strong with reduced demand outlook, weak commodity prices and strong U.S. dollar weighing on manufacturing sector causing deferred project and maintenance spending.
- Global Account and Integrated Supply opportunity pipeline and bidding activity levels remain strong.
- Customer trends include high expectations for supply chain process improvements, cost reductions, and supplier consolidation.



Awarded a multi-year MRO supplies contract for a U.S. automotive manufacturer.

4

Q2 2016 Earnings Webcast, 7/28/16

5 Q2 2016 Earnings Webcast, 7/28/16 • Q2 2016 Sales − Organic sales up 2% versus prior year (up 2% in U.S. and up 4% in Canada in local currency) − Up 15% sequentially − Sales growth to commercial construction contractors more than offset continued weakness with contractors serving industrial market • Core backlog declined 3% versus prior year, but is up 4% from year-end • Outside of oil and gas, metals and mining, expecting modest uptrend in non-residential construction (commercial, educational, and healthcare). • Non-residential construction market still well below its prior peak in 2008. Construction • Non- Residential • Residential 33% Organic Sales Growth versus Prior Year Construction End Market Awarded a contract to provide electrical distribution and emergency power equipment for a water management facility upgrade project at a public water utility in Canada. 8.8% (3.0%) (4.2%) (6.7%) (3.6%) 2.3% Q2 2015 Q1 2015 Q3 2015 Q4 2015 2015 (1.7%) Q2 2016 Q1 2016 Note: See appendix for non-GAAP reconciliations.

Utility End Market

Organic Sales Growth versus Prior Year



16%
Utility
• Investor Owned
• Public Power
• Utility Contractors
2015
5.1%
7.8%
7.2%
3.7%
1.9%
0.6%
0.6%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

Note: See appendix for non-GAAP reconciliations.

- Q2 2016 Sales
  - Organic sales up 1% versus prior year (flat in U.S. and up 4% in Canada in local currency)
  - Up 8% sequentially
- Five and a half years of year-over-year sales growth.
- Scope expansion and value creation with investor owned utility, public power, and generation customers providing utility sales growth.
- Continued interest for Integrated Supply solution offerings.
- Secular improvement in housing market, renewables growth, and consolidation trend within Utility industry expected to be positive catalyst for future spending.



Awarded a contract to provide transmission line and substation-related materials for a new wind farm in the U.S.

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Q2 2016 Earnings Webcast, 7/28/16

7 Q2 2016 Earnings Webcast, 7/28/16 CIG End Market • Q2 2016 Sales − Organic sales up 1% versus prior year (up 2% in US and up 10% in Canada in local currency) − Up 6% sequentially • Growth in communications and security category continues and bidding activity levels remain high. • Customer focus remains on energy efficiency (lighting, automation, metering) security and FTTX (fiber-to-the-x) applications. • Opportunities exist to support data center construction and retrofits and cloud technology projects. Organic Sales Growth versus Prior Year CIG • Commercial • Institutional • Government 14% Renewed a multi-year state education cooperative contract to supply lighting and electrical MRO materials in support of project work for various public universities in the U.S. 6.3% 1.5% (0.3%) (0.8%) 0.4% 0.8% Q2 2015 Q1 2015 Q3 2015 Q4 2015 2015 1.6% Q1 2016 Q2 2016 Note: See appendix for non-GAAP reconciliations.

8 Q2 2016 Earnings Webcast, 7/28/16 Q2 2016 Results Outlook Actual YOY Sales (3)% to (1)% $1.91B (0.3)% growth Gross Margin 19.9% Flat SG&A $275M, 14.4% Flat, flat; core down 4% Operating Profit $88M Down 3% Operating Margin 4.5% to 4.9% 4.6% Down 10 bps Effective Tax Rate ~30% 27.3% Down 200 bps 370 bps (2.7)% Growth 70 bps 200 bps $1.91B $1.92B Q2 2016 Sales Acquisitions Foreign Exchange Rest of World Canada U.S. Q2 2015 Sales 90 bps 30 bps (3.4)% Growth (6.1)% Growth (3.1)% Organic Growth (0.3)% Growth

9 Q2 2016 Earnings Webcast, 7/28/16 Diluted EPS Walk Q2 2015 $1.00) Core Operations (0.13) Acquisitions 0.05) Foreign Exchange Impact 0.01) Tax 0.03) Share Count 0.06) 2016 $1.02)

10 Q2 2016 Earnings Webcast, 7/28/16 1.5 2 2.5 3 3.5 4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 120.0 131.5 YTD 2015 YTD 2016 Cash Generation Free Cash Flow ($ Millions) See appendix for non-GAAP reconciliations. 156% of net income 123% of net income > $1B of free cash flow over last 4 years 2014 Target Leverage 2.0x – 3.5x 3.8X Leverage (Total Par Debt to TTM EBITDA) 2015 2016

11 Q2 2016 Earnings Webcast, 7/28/16 2016 Outlook Q3 FY (Current) FY (Previous) Sales Flat to (3)% Flat to (2)% Flat to (5)% Operating Margin 4.9% to 5.3% 4.6% to 4.8% 4.8% to 5.0% Effective Tax Rate ~ 29% ~ 29% ~ 30% Diluted EPS $3.85 to $4.10 $3.75 to $4.20 Free Cash Flow >100% of net income >90% of net income Notes: Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.77 in Q3 and Q4. As stated before, we intend to use the proceeds of our 5.375% Senior Notes due 2024 to repurchase our 6.0% Convertible Senior Debentures due 2029, which are redeemable on or after September 15, 2016. Upon redemption, we expect to incur a non-cash, non-recurring charge, the amount of which depends on debt market conditions prevailing on the redemption date. The outlook items above exclude the effects of such a charge. If debt market conditions are similar to those prevailing on June 30, 2016, we estimate that the charge would be approximately $120 million on a pre-tax basis, or an approximate $1.70 unfavorable impact to EPS.

12 Q2 2016 Earnings Webcast, 7/28/16 Planning to Redeem 6% 2029 Convertible Debentures on or after September 15, 2016 • Simplifies capital structure • Eliminates future EPS dilution associated with these debt instruments • Reduces volatility in fully-diluted share count • Provides an ongoing benefit from reduced interest expense • Expecting a non-recurring, non-cash charge upon redemption, the amount of which depends on carrying value and debt market conditions on the redemption date ‒ Charge would be approximately $120 million on a pre-tax basis, or an approximate $1.70 unfavorable impact to EPS, assuming debt market conditions similar to those on June 30, 2016 • No significant change expected to fully-diluted share count ‒ Increase in basic shares offset by a decrease in dilution • Redemption is not expected to impact debt ratios …transaction is not reflected in $3.85 to $4.10 FY 2016 EPS outlook Rationale: Impact:

13 Q2 2016 Earnings Webcast, 7/28/16 Appendix NON-GAAP FINANCIAL MEASURES This webcast includes certain non-GAAP financial measures. These financial measures include normalized organic sales growth, gross profit, financial leverage and free cash flow. The Company believes that these non-GAAP measures are useful to investors in order to provide a better understanding of the Company's organic growth trends, capital structure position and liquidity on a comparable basis. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.

14 Q2 2016 Earnings Webcast, 7/28/16 WESCO Profile 2016 37% 33% 16% 14% 40% 15% 15% 12% 10% 8% Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. Products & Services Markets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Contractors Automation, Controls & Motors Lighting & Sustainability General Supplies Communications & Security Wire, Cable & Conduit Electrical Distribution & Controls

15 Q2 2016 Earnings Webcast, 7/28/16 Sales Growth 2014 2015 2016 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Change in Net Sales 0.2 5.9 7.6 6.1 5.0 0.3 (4.4) (7.4) (6.7) (4.7) (2.2) (0.3) Acquisition Impact 0.5 1.6 1.8 1.6 1.4 1.2 1.6 2.0 3.0 2.0 3.9 3.7 Core (0.3) 4.3 5.8 4.5 3.6 (0.9) (6.0) (9.4) (9.7) (6.7) (6.1) (4.0) FX Impact (1.9) (1.7) (0.9) (2.0) (1.6) (2.5) (3.0) (4.1) (3.7) (3.4) (2.6) (0.9) Organic 1.6 6.0 6.7 6.5 5.2 1.6 (3.0) (5.3) (6.0) (3.3) (3.5) (3.1) Workday Impact (1.6) (0.4) (1.6) 1.6 3.2 Normalized Organic 1.6 6.0 6.7 8.1 5.6 3.2 (3.0) (5.3) (7.6) (3.3) (6.7) (3.1) (%)

16 Q2 2016 Earnings Webcast, 7/28/16 Q2 2016 Sales Growth – Geography U.S. Canada International Total Change in net sales (USD) 2.2 (6.9) (9.8) (0.3) Impact from acquisitions 4.9 - - 3.7 Impact from foreign exchange rates - (3.5) (3.7) (0.9) Impact from number of workdays - - - - Normalized organic sales growth (2.7) (3.4) (6.1) (3.1) (%)

17 Q2 2016 Earnings Webcast, 7/28/16 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. ($ Millions) Sales Growth-End Markets Q2 2016 vs. Q2 2015 Q2 2016 vs. Q1 2016 Q2 Q2 Q2 Q1 2016 2015 % Growth 2016 2016 % Growth Industrial Core 676 758 (10.8) % 679 670 1.3% Construction Core 612 606 0.9% 640 567 12.8% Utility Core 298 298 0.2% 298 279 6.8% CIG Core 262 262 0.1% 275 262 5.0% Total Core Gross Sales 1,848 1,924 (4.0) % 1,892 1,778 6.4% Total Gross Sales from Acquisitions 71 - - 27 4 -00 Total Gross Sales 1,919 1,924 (0.3) % 1,919 1,782 7.6% Gross Sales Reductions/Discounts (7) (7) - (7) (6) -00 Total Net Sales 1,912 1,917 (0.3) % 1,912 1,776 7.6%

18 Q2 2016 Earnings Webcast, 7/28/16 Q2 2016 Organic Sales by End Market Industrial Construction Utility CIG WESCO Core Sales Growth (10.8) 0.9 0.2 0.1 (4.0) Workday Impact - - - - - Workday Adjusted Core Growth (10.8) 0.9 0.2 0.1 (4.0) FX Impact (0.7) (1.4) (0.4) (0.7) (0.9) Workday Adjusted Organic Growth (10.1) 2.3 0.6 0.8 (3.1) (%) Note: Core sales growth excludes acquisitions during the first year ownership.

19 Q2 2016 Earnings Webcast, 7/28/16 Outstanding at December 31, 2015 Outstanding at June 30, 2016 Debt Maturity Schedule AR Revolver (V) 525 158 2018 Inventory Revolver (V) 75 16 2020 2019 Term Loans (V) 175 175 2019 2021 Senior Notes (F) 500 500 2021 2024 Senior Notes (F) 350 2024 2029 Convertible Bonds (F) 345 345 2029 (1) Other (V) 45 46 N/A Total Par Debt 1,665 1,590 Capital Structure Key Financial Metrics Q2 2015 YE 2015 Q2 2016 Cash 174 160 160 Capital Expenditures 13 22 7 Free Cash Flow (2) 120 261 132 Liquidity (3) 527 546 997 ($ Millions) V = Variable Rate Debt 1 = No put; first callable date September 2016. F = Fixed Rate Debt 2 = Cash flow provided by operations less capital expenditures. 3 = Total availability under asset-backed credit facilities plus invested cash.

20 Q2 2016 Earnings Webcast, 7/28/16 Financial Leverage Twelve Months Ended June 30, 2016 Financial leverage ratio: Income from operations $ 354 Depreciation and amortization 66 EBITDA $ 420 June 30, 2016 Current debt and short-term borrowings $ 45 Long-term debt 1,361 Debt discount and deferred financing (1) 184 Total debt $ 1,590 Less: cash and cash equivalents $ 160 Total debt, net of cash $ 1,430 Financial leverage ratio 3.8X Financial leverage ratio, net of cash 3.4X (1)Long-term debt is presented in the condensed consolidated balance sheets net of deferred financing fees and discount related to the convertible debentures and term loan. ($ Millions)

21 Q2 2016 Earnings Webcast, 7/28/16 ($ Millions) Maturity Par Value of Debt Debt Discount & Deferred Financing Fees Debt per Balance Sheet 2029 344.9 (164.8) 180.1 Convertible Debt At June 30, 2016 Non-Cash Interest Expense ($ Millions) 2014 2015 YTD 2016 Convertible Debt 4.1 6.1 2.3 Amortization of Deferred Financing Fees 4.4 6.1 1.7 FIN 48 1.0 (8.7) 0.3 Accrued Interest (1.4) - 0.7 Total 8.1 3.5 5.0 Convertible Debt and Non-Cash Interest

22 Q2 2016 Earnings Webcast, 7/28/16 EPS Dilution Weighted Average Quarterly Share Count Stock Price Incremental Shares from 2029 Convertible Debt (in millions)3 Incremental Shares from Equity Awards (in millions) Total Diluted Share Count (in millions)4 $30.00 0.45 0.16 42.85 $40.00 3.33 0.32 45.88 50.00 5.05 0.48 47.77 Q2 2016 Average $56.29 5.82 0.57 48.63 $60.00 6.20 0.63 49.07 $70.00 7.02 0.89 50.15 $80.00 7.64 1.08 50.95 2029 Convertible Debt Details Conversion Price $28.8656 Conversion Rate 34.6433 1 Underlying Shares 11,947,533 2 Footnotes: 2029 Convertible Debenture 1 1000/28.8656 2 $344.9 million/1,000 x 34.6433 3 (Underlying Shares x Avg. Quarterly Stock Price) minus $344.9 million Avg. Quarterly Stock Price 4 Basic Share Count of 42.2 million shares

23 Q2 2016 Earnings Webcast, 7/28/16 Free Cash Flow Reconciliation Q2 2015 Q2 2016 YTD 2015 YTD 2016 Cash flow provided by operations 42.5 60.0 132.6 138.6 Less: Capital expenditures (7.6) (3.5) (12.6) (7.1) Free Cash Flow 34.9 56.5 120.0 131.5 Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund the Company's financing needs. ($ Millions)

24 Q2 2016 Earnings Webcast, 7/28/16 Work Days Q1 Q2 Q3 Q4 FY 2014 63 64 64 62 253 2015 62 64 64 63 253 2016 64 64 64 62 254